UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 16, 2006

                                    GCI, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Alaska                           0-5890                         91-1820757
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

     On June 16, 2006, GCI, Inc.'s parent company, General Communication, Inc. ("GCI") entered into a Reorganization Agreement with the members of Alaska DigiTel, LLC ("AKD") and certain other parties setting forth the formal terms and conditions of GCI's previously announced agreement to invest $29.5 million in AKD in exchange for a majority non-controlling equity interest in AKD. The principal terms of the Reorganization Agreement are the same as those that were previously reported in GCI, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 8, 2005, which was filed after the parties executed a binding memorandum of understanding for the transaction (a copy of which was filed as Exhibit 10.133 to GCI, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2005). The Reorganization Agreement, which supersedes the binding memorandum of understanding, contains customary representations, warranties and covenants and is subject to customary closing conditions, including the receipt of regulatory approvals. Applications for all required regulatory approvals have been filed and are currently pending. Matanuska Telephone Association filed a petition with the Federal Communications Commission against GCI's application in February 2006. The transaction is expected to close as soon as such regulatory approvals have been received.

                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GCI, INC.
                                          ---------------------------
                                                  (Registrant)

Date: June 21, 2006


                                          By /s/ John M. Lowber
                                             --------------------------------
                                          Name:  John M. Lowber
                                          Title: Secretary, Treasurer and
                                                 Director
                                                 (Principal Financial and
                                                 Accounting Officer)